Exhibit 99.1

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

Consolidated Financial Statements for the
Years Ended June 30, 2010 and 2009 and
Report of Independent Registered Public Accounting Firm

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Heilongjiang Zhongxian Information Co., Ltd. and Subsidiary

We have audited the accompanying consolidated balance sheets of Heilongjiang Zhongxian Information Co., Ltd. and Subsidiary as of June 30, 2010 and 2009, and the related consolidated statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended June 30, 2010.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Heilongjiang Zhongxian Information Co., Ltd. and Subsidiary as of June 30, 2010 and 2009, and the consolidated results of their operations and their cash flows for the years ended June 30, 2010 and 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ Wei, Wei & Co., LLP
New York, New York
December 22, 2010

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
JUNE 30, 2010 AND 2009

ASSETS	2010	2009

Current assets:
Cash (Note 2)	$2,959,661	$585,692
Accounts receivable (Note 2)	1,358,448	1,148,029
Inventories (Note 2)	112,220	217,354
Prepaid expenses (Note 2)	618,660	14,650

Total current assets	5,048,989	1,965,725

Property, plant and equipment (Notes 2 and 4)	1,769,295	1,757,480
Less: accumulated depreciation	(308,261)	(193,483)

Total property, plant and equipment, net	1,461,034	1,563,997

Biological assets, net (Notes 2 and 5)	11,733,205	9,287,169

TOTAL ASSETS	$18,243,228	$12,816,891

See accompanying notes to financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
JUNE 30, 2010 AND 2009

LIABILITIES AND STOCKHOLDERS’ EQUITY	2010	2009

Current liabilities:
Accounts payable	$2,235	$3,335
Accrued expenses and other payables	165,476	138,726
Shareholder loans (Note 7)	595,959	1,881,922
Loans from affiliates (Note 7)	748,170	208,568

Total current liabilities	1,511,840	2,232,551

Deferred income taxes (Notes 2 and 9)	3,939,662	2,419,633

Total liabilities	5,451,502	4,652,184

Stockholders’ equity:
Registered capital	1,206,800	1,206,800
Retained earnings	10,624,119	6,123,005
Statutory reserve fund (Note 2)	190,011	190,011
Noncontrolling interests	164,455	102,734
Other comprehensive income (Note 2)	606,341	542,157

Total stockholders’ equity	12,791,726	8,164,707

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$18,243,228	$12,816,891

See accompanying notes to financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

	2010	2009

Revenues (Note 2)	$14,357,334	$11,747,815
Cost of goods sold	(7,694,202)	(6,262,169)

Gross profit	6,663,132	5,485,646

Operating expenses:
Selling and marketing	(156,589)	(42,608)
General and administrative	(445,301)	(541,363)

Total operating expenses	(601,890)	(583,971)

Operating income	6,061,242	4,901,675

Other income and expenses:
Non-operating income	7,642	3,638
Non-operating expenses	(5,678)	(8,939)

Total other income (expenses)	1,964	(5,301)

Income before income taxes	6,063,206	4,896,374
Provision for income taxes (Notes 2 and 9)	1,500,371	1,211,340

Net income before noncontrolling interests	4,562,835	3,685,034
Noncontrolling interests	(61,721)	(51,015)

Net income attributable to controlling interests	4,501,114	3,634,019

Other comprehensive income:
Foreign currency translation adjustment (Note 2)	64,184	18,347

Total comprehensive income	$4,565,298	$3,652,366

See accompanying notes to financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

					Other
	Registered Capital	Retained Earnings	Statutory Reserves (Note 2)	Noncontrolling Interests	Comprehensive Income (Note 2)	Total

Balance, July 1, 2008	$1,206,800	$2,488,986	$190,011	$51,719	$523,810	$4,461,326
Net income	-	3,634,019	-	51,015	-	3,685,034
Other comprehensive income	-	-	-	-	18,347	18,347

Balance, June 30, 2009	1,206,800	6,123,005	190,011	102,734	542,157	8,164,707
Net income	-	4,501,114	-	61,721	-	4,562,835
Other comprehensive income	-	-	-	-	64,184	64,184

Balance, June 30, 2010	$1,206,800	$10,624,119	$190,011	$164,455	$606,341	$12,791,726

See accompanying notes to financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

	2010	2009

Cash flows from operating activities:
Net income before noncontrolling interests	$4,562,835	$3,685,034
Adjustment to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,049,109	911,092
Deferred income taxes	1,500,371	1,211,340
Change in operating assets and liabilities:
(Increase) in accounts receivable	(210,419)	(281,363)
Decrease (increase) in inventories	105,134	(88,824)
(Increase) in prepaid expenses	(604,010)	(14,650)
(Decrease) in accounts payable	(1,098)	(269,709)
Increase (decrease) in accrued expenses and other payables	26,750	(60,515)

Net cash provided by operating activities	6,428,672	5,092,405

Cash flows from financing activities:
Loans from affiliates	1,199,734	188,006
Repayment of affiliates loans	(663,574)	(165,081)
Proceeds from shareholder loans	176,004	87,712
Repayment of shareholder loans	(1,466,700)	(2,202,628)

Net cash (used in) financing activities	(754,536)	(2,091,991)

Cash flows from investing activities:
Purchase of property, plant and equipment	(2,209)	(7,174)
(Increase) in biological assets	(3,397,554)	(3,094,657)

Net cash (used in) investing activities	(3,399,763)	(3,101,831)

See accompanying notes to financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

	2010	2009

Effect of exchange rate changes on cash	99,596	39,036

Net increase (decrease) in cash	2,373,969	(62,381)
Cash, beginning of year	585,692	648,073

Cash, end of year	$2,959,661	$585,692

Supplemental disclosure of cash flow information:

Cash paid for income taxes	$-	$-

Cash paid for interest	$-	$-

See accompanying notes to financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

1.            ORGANIZATION

Heilongjiang Zhongxian Information Co., Ltd. and its 99% owned subsidiary Heilongjiang Xinhua Cattle Industry Co., Ltd. (collectively, the “Company”) are engaged in breeding and rearing of dairy cows, and production and sale of fresh milk to manufacturing and distribution companies.

Heilongjiang Zhongxian Information Co., Ltd. (“Zhongxian”) was established in China in January 2005 with registered capital of 10 million Renminbi (“RMB”).  In February 2006, it acquired 99% of the registered capital of Heilongjiang Xinhua Cattle Industry Co., Ltd. (“Xinhua”), which was established in China in December 2005 with a registered capital of three million RMB.  Xinhua had no significant activities whose costs approximated the fair value at the date of acquisition.

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of Heilongjiang Zhongxian Information Co., Ltd. and its 99% owned subsidiary, Heilongjiang Xinhua Cattle Industry Co., Ltd.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Foreign Currency Translations

All Company assets are located in People’s Republic of China (“PRC”).  The functional currency for the majority of the Company’s operations is the RMB.  The Company uses the United States dollar (“US Dollar” or “US$” or “$”) for financial reporting purposes.  The financial statements of the Company have been translated into US dollars in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 830, “Foreign Currency Matters.”   All asset and liability accounts have been translated using the exchange rate in effect at the balance sheet date.  Equity accounts have been translated at their historical exchange rates when the capital transactions occurred.  Statements of operations amounts have been translated using the average exchange rate for the years presented.  Adjustments resulting from the translation of the Company’s consolidated financial statements are recorded as other comprehensive income.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translations (continued)

The exchange rates used to translate amounts in RMB into US dollars for the purposes of preparing the consolidated financial statements are as follows:

	June 30, 2010	June 30, 2009

Balance sheet items, except for stockholders’ equity, as of year end	0.1473	0.1465

Amounts included in the statements of operations, statements of changes in stockholders’ equity and statements of cash flows for the year	0.1467	0.1465

For the years ended June 30, 2010 and 2009, foreign currency translation adjustments of $64,184 and $18,347 have been reported as other comprehensive income in the consolidated statements of changes in stockholders’ equity.

Although government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain.  Hence, such translations should not be construed as representations that RMB could be converted into US dollars at that rate or any other rate.

The value of RMB against the US dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions.  Any significant revaluation of RMB may materially affect the Company’s consolidated financial condition in terms of US dollar reporting.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

The Company’s primary source of revenues are derived from sale of fresh milk to two major Chinese manufacturing and distribution companies of dairy products.  The Company’s revenue recognition policies comply with U.S. Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) 104.  Revenues from sales of goods are recognized when the goods are delivered and the title is transferred, the risks and rewards of ownership have been transferred to the customer, the price is fixed and determinable and collection of the related receivable is reasonably assured.

Revenue is recognized when the title to the goods has been passed to customers, which is the date when the goods are delivered to designated locations and accepted by the customers and the previously discussed requirements are met.  Fresh milk is delivered to its customers on a daily basis.  The customers’ acceptance occurs upon inspection of quality and measurement of quantity at the time of delivery.  The Company does not provide the customer with the right to return goods.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Vulnerability Due to Operations in PRC

The Company’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC’s political, economic and social conditions.  There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising Cost

Advertising costs are charged to operations when incurred.  Advertising cost totaled $91,009 and $15,815 for the years ended June 30, 2010 and 2009.

Fair Value of Financial Instruments

Financial instruments include cash, accounts receivable, accounts payable, accrued expenses and other payables, shareholder loans and loans from affiliates.  As of June 30, 2010 and 2009, the carrying values of these financial instruments approximated their fair values due to the short maturity of these financial instruments.

Cash and Cash Equivalents

The Company considers all demand and time deposits and all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts.  Receivables outstanding longer than the payment terms are considered past due.  The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments.  The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectability of individual balances.  In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.  The Company considers all accounts receivable at June 30, 2010 and 2009, to be fully collectible and, therefore, did not provide for an allowance for doubtful accounts.  For the years presented, the Company did not write off any accounts receivable as bad debts.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Inventories

Inventories, comprised principally of livestock feed, are valued at the lower of cost or market value.  The value of inventories is determined using the weighted average cost method.

The Company estimates an inventory allowance for excessive or unusable inventories.  Inventory amounts are reported net of such allowances, if any.  The Company did not make any inventory adjustments for years ended June 30, 2010 and 2009.

Prepaid Expenses

Prepaid expenses principally represent funds advanced to an advisory firm to assist the Company in locating a public shell for a proposed reverse merger and related financial matters.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, less accumulated depreciation.  Cost include the prices paid to acquire or construct the assets, including capitalized interest during the construction period, and any expenditures that substantially increase the assets value or extend the useful life of an existing asset.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets.  Major repairs and betterments that significantly extend original useful lives or improve productivity are capitalized and depreciated over the periods benefited.  Maintenance and repairs are generally expensed as incurred.

The estimated useful lives for property, plant and equipment categories are as follows:

Machinery and equipment	3 years
Automobile	10 years
Building and building improvements	10 and 20 years

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment of Long-lived Assets

The Company applies FASB ASC 360, “Property, Plant and Equipment,” which addresses the financial accounting and reporting for the recognition and measurement of impairment losses for long-lived assets.  In accordance with ASC 360, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that carrying amount of an asset may not be recoverable.  The Company may recognize impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to these assets.  No impairment of long-lived assets was recognized for the years ended June 30, 2010 and 2009.

Biological Assets

Biological assets consist of dairy cows for milking purposes.

Immature Biological Assets

Immature biological assets are recorded at cost, including acquisition costs, transportation costs, insurance expenses, and feeding costs, incurred in raising the cows.  Once the cow is able to produce milk, the cost of the immature biological asset is transferred to mature biological assets using the weighted average cost method.

Mature Biological Assets

Mature biological assets are recorded at cost.  Depreciation is provided over the estimated useful life of eight years using the straight-line method.  The estimated residual value is 10%.  Feeding and management costs incurred on mature biological assets are included as cost of goods sold.  When biological assets are retired or otherwise disposed of, the cost and accumulated depreciation will be removed from the accounts and any resulting gain or loss will be included in the results of operations for the respective period.  There was no gain or loss recognized during the years ended June 30, 2010 and 2009.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Biological Assets (continued)

Mature Biological Assets (continued)

The Company reviews the carrying value of biological assets for impairment whenever events and circumstances indicate that the carrying value of the asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition.  In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.  The factors considered by management in performing this assessment include current health status of the asset and production capacity.  There were no impairment losses recorded during the years ended June 30, 2010 and 2009.

Income Taxes

Xinhua is entitled to a tax exemption for full Enterprise Income Tax in China due to a government tax preferential policy for the dairy farming industry.  Zhongxian is subject to an Enterprise Income Tax and files its own tax returns.  Consolidated tax returns are not permitted in China.

The Company accounts for income taxes in accordance with FASB ASC 740, “Income Taxes” (“ASC 740”), which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes.  Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for operating losses that are available to offset future taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes (continued)

ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions.  As of June 30, 2010 and 2009, the Company does not have a liability for any unrecognized tax benefits.

Statutory Reserve Fund

Pursuant to corporate law of the PRC, the Company is required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory reserve fund until such reserve balance reaches 50% of the Company’s registered capital.  The statutory reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or used to increase registered capital, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.  The Company has fully funded the statutory reserves.

3.            RECENTLY ISSUED ACCOUNTING STANDARDS

In February 2010, the FASB issued Accounting Standards Update No. 2010-09, “Amendments to Certain Recognition and Disclosure Requirements” (“ASU No. 2010-09”).  ASU No. 2010-09 amends FASB ASC 855-10, “Subsequent Events,” to remove the requirement for an SEC filer to disclose the date through which subsequent events have been evaluated in both issued and revised financial statements.  This change alleviates potential conflicts between ASC 855-10 and the SEC’s requirements.  The update did not have a material impact on the Company’s consolidated financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

3.            RECENTLY ISSUED ACCOUNTING STANDARDS (continued)

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”).  ASU No. 2010-06 amends FASB ASC 820, to require additional information to be disclosed principally regarding Level 3 measurements and transfers to and from Level 1 and 2.  In addition, enhanced disclosure is required concerning inputs and valuation techniques used to determine Level 2 and Level 3 measurements.  This guidance is generally effective for interim and annual reporting periods beginning after December 15, 2009; however, requirements to disclose separately purchases, sales, issuances, and settlements in the Level 3 reconciliation are effective for fiscal years beginning after December 15, 2010 (and for interim periods within such years).  The update will not have a material impact on the Company’s consolidated results of operations or financial position.

In June 2009, the FASB issued ASC 105, “Generally Accepted Accounting Principles.”  ASC 105 establishes the Codification as the sources for authoritative U.S. GAAP.  The Codification superseded all existing non-SEC accounting and reporting standards under U.S. GAAP for nongovernmental entities.  ASC 105 is effective for interim and annual periods ending after September 15, 2009.  The Codification is not intended to nor does it change existing U.S. GAAP and adoption did not have any impact on the Company’s consolidated financial position, results of operations or cash flows.

In June 2009, the FASB issued ASC 810, “Amendments to FASB Interpretation No. 46(R)” to improve financial reporting by enterprises involved with variable interest entities.  ASC 810 addresses (1) the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities,” as a result of the elimination of the qualifying special-purpose entity concept in SFAS No. 166 and (2) concerns about the application of certain key provisions of FIN 46(R), including those in which the accounting and disclosures under the Interpretation do not always provide timely and useful information about an enterprise’s involvement in a variable interest entity.  ASC 810 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within the first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited.  The Company does not expect the adoption of ASC 810 to have a material impact on the Company’s consolidated results of operations or financial position.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

3.            RECENTLY ISSUED ACCOUNTING STANDARDS (continued)

In April 2009, the FASB issued ASC 825, “Financial Instruments.” ASC 825 requires disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements.  This issuance also amends ASC 270 “Interim Reporting,” to require those disclosures in summarized financial information at interim reporting periods.  ASC 825 is effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009.

The issuance of ASC 825 does not require disclosures for earlier periods presented for comparative purposes at initial adoption.  In periods after initial adoption, it requires comparative disclosures only for periods ending after initial adoption.  The adoption of ASC 825 did not have a material effect on the Company’s consolidated financial results.

In April 2009, the FASB issued FSP FAS No. 115-2 and FAS No. 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which are codified in FASB ASC 320.  FSP FAS No. 115-2 provides additional guidance designed to create greater clarity and consistency in accounting for and presenting impairment losses on securities.  This FSP is effective for interim periods ending after June 15, 2009, but early adoption is permitted for interim periods ending after March 15, 2009.  This guidance did not have a significant impact on the Company’s consolidated financial statements.

In April 2009, the FASB released FSP FAS No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” now codified in FASB ASC 820.  This issuance provides additional guidance for estimating fair value in accordance with ASC 820, when the volume and level of activity for the asset or liability have significantly decrease with providing guidance on identifying circumstances that indicate a transaction is no orderly.  FSP FAS No. 157-4 is effective for interim periods ending after June 15, 2009, and the adoption of ASC 820 did not have a significant impact on the Company’s consolidated financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

3.            RECENTLY ISSUED ACCOUNTING STANDARDS (continued)

On October 10, 2008, the FASB issued FSP 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which clarifies the application of ASC 820 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active.  FSP 157-3 became effective on October 10, 2008, and its adoption did not have a material impact on the Company’s consolidated financial position or results of operations.

4.            PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment at June 30 are summarized as follows:

	2010	2009

Machinery and equipment	$77,288	$74,662
Automobile	35,323	35,131
Building and building improvements	1,656,684	1,647,687

	1,769,295	1,757,480
Accumulated depreciation	(308,261)	(193,483)

Property, plant and equipment, net	$1,461,034	$1,563,997

Depreciation expense charged to operations for the years ended June 30, 2010 and 2009 was $113,235 and $111,691, respectively.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

5.            BIOLOGICAL ASSETS

Biological assets consist of the following as of June 30:

	2010	2009

Immature biological assets	$5,963,455	$3,449,615
Mature biological assets	8,849,751	7,966,038

	14,813,206	11,415,653
Accumulated depreciation	(3,080,001)	(2,128,484)

Biological assets, net	$11,733,205	$9,287,169

Depreciation expense for the years ended June 30, 2010 and 2009 was $935,874 and $799,401, respectively, all of which was recorded in cost of goods sold in the consolidated statements of operations and comprehensive income.

6.            LEASE OBLIGATIONS

The Company leased one of its offices from an unrelated third party at a monthly rental approximately $1,100 under an operating lease, which expired in May 2010.  The Company has a verbal agreement with the landlord to continue to use the office at no cost.

The Company also leases another office at no cost from an unrelated third party without a lease agreement.  Subsequent to the year end on September 1, 2010, the Company entered into an operating lease expiring on August 31, 2015.  The lease agreement does not provide for payment of rent.

All land in China is government owned and cannot be sold to any individual or company.  The Company obtained a “land use right” to use a track of land of 250,000 square meters at no cost for a period from December 2, 2005 to December 1, 2015.

Rent expense charged to operations for the years ended June 30, 2010 and 2009 was $12,100 and $13,185, respectively.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

7.            RELATED PARTY TRANSACTIONS

The Company obtained two demand loans from a stockholder without interest.  During the year ended June 30, 2010, the Company paid off one loan.  The balance of $595,959 and $1,881,922 as of June 30, 2010 and 2009, respectively, were included in shareholder loans in the accompanying consolidated balance sheets.

The Company makes advances to and receives loans from an affiliate which is a family member of the Company’s majority stockholder and a Company controlled by that family member.  Loans are non-interest bearing and payable on demand.  The balance of $748,170 and $208,568 as of June 30, 2010 and 2009, respectively, were included in loans from affiliates in the accompanying consolidated balance sheets.

8.            FAIR VALUE MEASUREMENTS

FASB ASC 820, “Fair Value Measurements and Disclosures,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs).  In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements.  When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements.  Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.  The Company did not identify any assets and liabilities that are required to be presented on the consolidated balance sheets at fair value.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

9.            INCOME TAXES

The provision for income taxes consisted of the following for the years ended June 30:

	2010	2009

Current	$-	$-
Deferred	1,500,371	1,211,340

	$1,500,371	$1,211,340

The statutory tax rates were the same as the effective tax rates at 25% for the years ended June 30, 2010 and 2009.

Deferred tax assets and liabilities are recognized for expected future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax bases using enacted tax rates in effects for the year in which the differences are expected to reverse.

The laws of China permit the carryforward of net operating losses for a period of five years.  Undistributed earnings from Xinhua are not taxable until such earnings are actually distributed.

Deferred tax assets (liabilities) are comprised of the following at June 30:

	2010	2009

Net operating losses carryforward	$472,692	$442,935
Undistributed earnings of subsidiary under PRC law	(4,412,354)	(2,862,568)

Net deferred tax (liabilities)	$(3,939,662)	$(2,419,633)

The Company’s tax filings are subject to examination by the tax authorities.  The tax years 2005 to 2010 remain open to examination by tax authorities in the PRC.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009

10.          CONCENTRATION OF CREDIT RISK

Substantially all of the Company’s bank accounts are in banks located in The People’s Republic of China and are not covered by protection similar to that provided by the FDIC on funds held in United States banks.

The Company’s two customers accounted for 55% and 45% of sales for year ended June 30, 2010 and 57% and 43% of sales for year ended June 30, 2009.

11.           SUBSEQUENT EVENTS

Subsequent to the year end on September 24, 2010, the Company entered into a purchase agreement with an unrelated third party to purchase 2,400 mature dairy cows for $2,868,480.  The purchase agreement provides for installment payments.  If the Company fails to make a scheduled payment as specified in the purchase agreement, certain penalties may be imposed upon the Company, including the revocation of the purchase agreement.

As of December 22, 2010, the date the financial statements were available to be issued, cows were delivered and accepted and the scheduled payments were made in accordance with the purchase agreement.